UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 23, 2018

Park National Corporation
(Exact name of registrant as specified in its charter)

Ohio	1-13006	31-1179518
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

50 North Third Street, P.O. Box 3500, Newark, Ohio	43058-3500
(Address of principal executive offices)	(Zip Code)

(740) 349-8451
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 - Submission of Matters to a Vote of Security Holders.

(a)
Park National Corporation ("Park") held its 2018 Annual Meeting of Shareholders (the "2018 Annual Meeting") on April 23, 2018. At the close of business on February 28, 2018 (the record date for the 2018 Annual Meeting), there were 15,288,185 common shares outstanding and entitled to vote. At the 2018 Annual Meeting, 12,799,856, or 83.72%, of the outstanding Park common shares entitled to vote were represented by proxy or in person.

(b)
(i) Directors elected at the 2018 Annual Meeting for a three-year term to expire at the 2021 Annual Meeting of Shareholders and the vote with respect to each such director (there were no other nominees):

	Number of Votes
	For	Against	Broker Non-Votes	Abstentions
F. William Englefield IV	9,879,828	106,313	2,639,944	173,771
Julia A. Sloat	9,880,947	99,665	2,639,944	179,300
David L. Trautman	9,914,005	93,191	2,639,944	152,716
Leon Zazworsky	9,881,861	96,106	2,639,944	181,945

(ii) With respect to the vote on the frequency of future advisory votes on the compensation of Park's named executive officers:

	Number of Votes
1 Year	2 Years	3 Years	Broker Non-Votes	Abstentions
9,301,938	180,251	380,779	2,639,944	296,944

(iii) With respect to the vote to approve the advisory resolution on the compensation of Park's named executive officers:

Number of Votes
For	Against	Broker Non-Votes	Abstentions
9,611,266	236,125	2,639,944	312,521

(iv) With respect to the vote to ratify the appointment of Crowe Horwath LLP as Park's independent registered public accounting firm for the fiscal year ending December 31, 2018:

Number of Votes
For	Against	Broker Non-Votes	Abstentions
12,599,748	139,705	N/A	60,403

(c)	Not applicable.

(d)
Based on the voting results above, with respect to the frequency of future advisory votes on the compensation of Park's named executive officers, the Board of Directors of Park has determined that Park will continue to submit an advisory vote to shareholders on an annual basis to approve Park's compensation for its named executive officers as set forth in Park's proxy statement for the year's annual meeting of shareholders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARK NATIONAL CORPORATION

Dated: April 24, 2018	By:	/s/ Brady T. Burt
Brady T. Burt
Chief Financial Officer, Secretary and Treasurer

3